UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 28, 2020

RMG ACQUISITION CORP.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-38795	83-2289787
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

50 West Street, Suite 40-C New York, New York 10006	10006
(address of principal executive offices)	(zip code)

(212) 785-2579

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one redeemable warrant	RMG.UT	New York Stock Exchange
Class A common stock, par value $0.0001 per share	RMG	New York Stock Exchange
Redeemable warrants, exercisable for shares of Class A common stock at an exercise price of $11.50 per share	RMG.WT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 5.07	Submission of Matters to a Vote of Security Holders

On December 28, 2020, RMG Acquisition Corp. (“RMG”) convened a special meeting of stockholders (the “Special Meeting”) held in connection with RMG’s previously announced business combination with Romeo Systems, Inc. (“Romeo”) and RMG Merger Sub, Inc. (“Merger Sub”) pursuant to the Agreement and Plan of Merger, dated as of October 5, 2020 (as amended, the “Merger Agreement”) and the transactions contemplated thereby. Pursuant to the terms of the Merger Agreement, a business combination between RMG and Romeo will be effected through the merger of Merger Sub with and into Romeo, with Romeo surviving the merger as a wholly owned subsidiary of RMG. Each proposal voted on at the Special Meeting is described in detail in RMG’s definitive proxy statement/consent solicitation statement/prospectus filed with the U.S. Securities and Exchange Commission on December 10, 2020 and mailed to stockholders.

As of the close of business on December 1, 2020, the record date for the Special Meeting, there were an aggregate of 28,750,000 shares of Class A common stock, par value $0.0001 per share, and Class B common stock, par value $0.0001 per share (together, the “Common Stock”), outstanding, each of which was entitled to one vote with respect to each proposal. A total of 16,583,016 shares of Common Stock, representing approximately 57.7% of the outstanding shares of Common Stock entitled to vote, were present in person or by proxy, constituting a quorum.

The voting results for the proposals voted on at the Special Meeting are set forth below:

1. The Business Combination Proposal – To approve and adopt the Merger Agreement and the transactions contemplated thereby.

For	Against	Abstain
16,567,762	10,731	4,523

2. The RMG Charter Proposals – To adopt amendments to RMG’s amended and restated certificate of incorporation currently in effect in the form attached to the Merger Agreement.

2A:

For	Against	Abstain
16,567,084	9,096	6,836

2B:

For	Against	Abstain
16,360,878	85,548	135,590

2C:

For	Against	Abstain
16,471,413	25,464	86,139

3. The NYSE Proposal – To approve, for purposes of complying with applicable listing rules of the New York Stock Exchange (the “NYSE”), the issuance of shares of Class A common stock pursuant to the Merger Agreement and the issuance of shares of Class A common stock in a private placement.

For	Against	Abstain
16,215,139	197,449	170,428

4. The Director Election Proposal – To elect nine directors to serve on the board of directors of the post-business combination company.

	FOR	WITHHOLD
Lionel E. Selwood, Jr.	16,568,417	14,599
Lauren Webb	16,567,438	15,578
Robert S. Mancini	16,563,622	19,394
Philip Kassin	16,565,574	17,442
Donald S. Gottwald	16,565,176	17,840
Brady Ericson	16,566,193	16,823
Susan S. Brennan	16,565,099	17,917
Timothy E. Stuart	16,568,305	14,711
Paul S. Williams	16,564,237	18,779

5. The Incentive Plan Proposal – To approve and adopt the Romeo Power, Inc. 2020 Long-Term Incentive Plan.

For	Against	Abstain
16,315,234	167,772	100,010

Item 7.01 Regulation FD Disclosure.

On December 28, 2020, RMG issued a press release announcing voting results relating to the Special Meeting. A copy of the press release is being furnished herewith as Exhibit 99.1.

On December 28, 2020, Lionel E. Selwood, Jr., the Chief Executive Officer of Romeo, and Robert S. Mancini, the Chief Executive Officer of RMG, participated in an online interview. A transcript of the interview is being furnished herewith as Exhibit 99.2.

The information contained in this Current Report on Form 8-K pursuant to this Item 7.01, including the exhibits attached hereto, is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such filing.

No Offer or Solicitation

This communication shall neither constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction.

Forward Looking Statements

This Report includes “forward looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. When used in this Report, the words “estimates,” “projected,” “expects,” “anticipates,” “forecasts,” “plans,” “intends,” “believes,” “seeks,” “may,” “will,” “should,” “future,” “propose” and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements. These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside RMG’s or Romeo’s management’s control, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements. Important factors, among others, that may affect actual results or outcomes include: the inability to complete the transactions contemplated by the proposed business combination; the inability to recognize the anticipated benefits of the proposed business combination, which may be affected by, among other things, the ability to meet the NYSE’s listing standards following the consummation of the transactions contemplated by the proposed business combination; costs related to the proposed business combination; Romeo’s ability to execute on its plans to develop and market new products and the timing of these development programs; Romeo’s estimates of the size of the markets for its products; the rate and degree of market acceptance of Romeo’s products; the success of other competing technologies that may become available; Romeo’s ability to identify and integrate acquisitions; the performance of Romeo’s products; potential litigation involving RMG or Romeo; and general economic and market conditions impacting demand for Romeo’s products. Other factors include the possibility that the proposed transaction does not close, including due to the failure of closing conditions. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of RMG’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, the registration statement on Form S-4 and related proxy statement/consent solicitation statement/prospectus, and other documents filed by RMG from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and neither RMG nor Romeo undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Item 9.01.	Financial Statements and Exhibits.

(d)        Exhibits. The following exhibits are filed with this Form 8-K:

Exhibit No.	Description of Exhibits

99.1	Press Release dated December 28, 2020.
99.2	Interview on December 28, 2020.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RMG Acquisition Corp.

Date: December 28, 2020	By:	/s/Philip Kassin
	Name:	Philip Kassin
	Title:	President, Chief Operating Officer and Secretary

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